UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2021 (November 30, 2021)

CHP MERGER CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39140	84-2590924
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

25 Deforest Avenue, Suite 198 Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 508-7090

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one half of one warrant	CHPMU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	CHPM	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CHPMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Business Combination Agreement Amendment

As previously disclosed, on November 14, 2021, CHP Merger Corp. (“CHP” or the “Company”), entered into a business combination agreement, by and among CHP, Accelerate Merger Sub, Inc., a wholly owned subsidiary of CHP (“Merger Sub”), and Integrity Implants Inc. d/b/a Accelus (“Accelus”) (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”). If the Business Combination Agreement is approved by CHP’s stockholders and the transactions contemplated by the Business Combination Agreement are consummated, Merger Sub will merge with and into Accelus (the “Merger”), with Accelus surviving the Merger as a wholly owned subsidiary of CHP. In addition, upon the effectiveness of the Proposed Charter (as defined below), CHP will be renamed Accelus, Inc. and is referred to herein as “New Accelus” following the consummation of the transactions described below (collectively, the “Business Combination”).

On November 30, 2021, the Company, Merger Sub and Accelus entered into a First Amendment to the Business Combination Agreement (the “Business Combination Agreement Amendment”) to reflect an Investment Agreement, dated as of November 30, 2021, between Accelus, CHP Acquisition Holdings, LLC (the “Sponsor”), and certain CHP Investors (the “Investment Agreement”), pursuant to which the Sponsor and such CHP Investors have committed to invest in certain convertible notes of Accelus (the “Convertible Notes”) or Series D Preferred Shares of Accelus ("Series D"), and Accelus has agreed to use the proceeds of the Convertible Notes and Series D so issued to, among other things, fund the Company’s previously announced monthly contributions of $0.0333 per share into the trust account (the “Monthly Contributions). In connection with the foregoing, the Business Combination Agreement Amendment (i) amended certain covenants to allow for the issuance of the Convertible Notes, (ii) amended the a condition to closing that no breach has occurred under the A&R Sponsor Letter Agreement (as defined below) and (iii) added a termination right in the event that the Sponsor or CHP Investors fail to fund any Monthly Contribution pursuant to the Investment Agreement and the amount in trust drops below $60,000,000.

The foregoing summary of the Business Combination Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the actual Business Combination Agreement Amendment which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Amended and Restated Sponsor Letter Agreement

As previously disclosed, concurrently with the execution of the Business Combination Agreement, CHP Acquisition Holdings, LLC (the “Sponsor”), James Deal, Jack Krouskup, Ken Goulet, CHP and Accelus entered into a sponsor letter agreement, dated as of November 14, 2021 (the “Sponsor Letter Agreement”), pursuant to which the Sponsor and each other holder of CHP Class B common stock has agreed to, among other things, (i) vote in favor of the transaction proposals (including the proposal to approve the Business Combination Agreement and the related transactions contemplated therein) at a special meeting of the stockholders, (ii) be bound by and subject to certain other covenants and agreements of the Business Combination Agreement, as if they were directly party thereto, (iii) waive any adjustment to the conversion ratio set forth in the governing documents of CHP or any other anti-dilution or similar protection with respect to the CHP Class B common stock (whether resulting from the transactions contemplated by the Business Combination Agreement or otherwise), (iv) transfer 1,600,000 warrants, each such warrant granting the holder the right to purchase one share of New Accelus common stock at an exercise price of $11.50 per share (the “Sponsor Warrants”), to certain stockholders of Accelus, (v)  forfeit a number of shares of CHP Class B common stock (“Sponsor Shares”) and Sponsor Warrants determined by the formula set forth in the Sponsor Letter Agreement, (vi) in the case of the Sponsor, be subject to certain vesting terms with respect to its CHP Class B common stock and Sponsor Warrants as set forth in the Sponsor Letter Agreement, (vii) not redeem or otherwise exercise any right to redeem any of his, her or its CHP equity securities; and (viii) be bound by certain transfer restrictions with respect to his, her or its CHP equity securities prior to the Closing, in each case, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement.

In connection with the Investment Agreement, Accelus, the Company and the Sponsor entered into an Amended and Restated Sponsor Letter Agreement, dated as of November 30, 2021 (the “A&R Sponsor Letter Agreement”), pursuant to which the Company and the Sponsor agreed, in addition to the representations and covenants included in the Sponsor Letter Agreement, to (i) transfer a number of Sponsor Shares to be agreed among the Sponsor and Accelus prior to the closing of the Business Combination to make whole the Accelus shareholders in respect of the dilution arising from the additional investment underlying the aggregate amount of Monthly Contributions (the “Transferred Sponsor Shares”), (ii) adjust the formula for the forfeiture of Sponsor Shares included in the Sponsor Letter Agreement to account for the aggregate amount of Monthly Contributions and the Transferred Sponsor Shares and (iii) adjust the amount of Sponsor Shares subject to the vesting terms included in the Sponsor Letter Agreement.

The foregoing description of the A&R Sponsor Letter Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the A&R Sponsor Letter Agreement filed as Exhibit 10.1 hereto and incorporated by reference herein.

Important Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of the Company’s common stock in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of the Company to be issued in the Business Combination. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed with the SEC in connection with the proposed Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement, the Company and the proposed Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed Business Combination and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: CHP Merger Corp., 25 Deforest Avenue, Suite 108, Summit, NJ 07901.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company will be contained in the Registration Statement for the Business Combination, when available, and will be available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to CHP Merger Corp., 25 Deforest Avenue, Suite 108, Summit, NJ 07901. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

          Accelus and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and Accelus’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Accelus’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Accelus’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability of CHP and Accelus prior to the Business Combination, and New Accelus following the Business Combination, to meet the closing conditions in the Business Combination Agreement, including due to failure to obtain approval of the stockholders of CHP and Accelus or certain regulatory approvals, or failure to satisfy other conditions to closing in the Business Combination Agreement; (2) the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against CHP and Accelus following the announcement of the Business Combination Agreement and the transactions contemplated therein, that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transactions contemplated therein to fail to close; (3) the inability to obtain or maintain the listing of the combined company’s common stock on the Nasdaq, as applicable, following the Business Combination; (4) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (5) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (6) costs related to the Business Combination; (7) changes in applicable laws or regulations; (8) the inability of the combined company to raise financing in the future; (9) the success, cost and timing of Accelus’s and the combined company’s product development activities; (10) the inability of Accelus or the combined company to obtain and maintain regulatory approval for their products, and any related restrictions and limitations of any approved product; (11) the inability of Accelus or the combined company to identify, in-license or acquire additional technology; (12) the inability of Accelus or the combined company to maintain Accelus’s existing license, manufacturing, supply and distribution agreements; (13) the inability of Accelus or the combined company to compete with other companies currently marketing or engaged in the development of treatments for the indications that Accelus is currently pursuing for its product candidates; (14) the size and growth potential of the markets for Accelus’s and the combined company’s products and services, and each of their ability to serve those markets, either alone or in partnership with others; (15) the pricing of Accelus’s and the combined company’s products and services and reimbursement for medical procedures conducted using Accelus’s and the combined company’s products and services; (16) Accelus’s and the combined company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; (17) Accelus’s and the combined company’s financial performance; (18) the impact of COVID-19 on Accelus’s business and/or the ability of the parties to complete the Business Combination; and (19) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” in the Registration Statement, and in the Company’s other filings with the SEC.

The Company cautions that the foregoing list of factors is not exclusive. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

 No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1	Amendment to Business Combination Agreement, dated as of November 30, 2021, by and among CHP Merger Corp., Accelerate Merger Sub, Inc., and Integrity Implants Inc.
10.1	Amendment to Sponsor Letter Agreement, dated as of November 30, 2021, by and among CHP Acquisition Holdings, LLC, CHP Merger Corp., and Integrity Implants Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2021

CHP MERGER CORP.

	By:	/s/ James T. Olsen
	Name:	James T. Olsen
	Title:	Chief Executive Officer